NET LOSS PER SHARE	12 Months Ended
Feb. 28, 2015
NET LOSS PER SHARE [Abstract]
NET LOSS PER SHARE

15. NET LOSS PER SHARE

        Basic loss per share is calculated by dividing net loss available to Common shareholders by the weighted average number of Common shares outstanding during the period. In the computation of diluted earnings per share, the Company includes the number of additional common shares that would have been outstanding if the dilutive potential equity instruments had been issued.

        As at February 28, 2015 a total of 3,985,587 options, 80,000 RSUs and 10,052,500 warrants have been excluded from the diluted net loss per share calculations, as their effect would have been anti-dilutive.

	Year Ended
	February 28, 2015	February 28, 2014
Net loss applicable to shareholders	(21,520)	(34,242)
Weighted average number of shares outstanding	68,111,696	41,438,383

Basic Net Loss/Dilutive Loss per share	$ (0.32)	$ (0.83)